UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 8, 2024

Evolve Transition Infrastructure LP
(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 Post Oak Blvd, Suite 2400
Houston, TX	77056
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 783-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	SNMP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On January 8, 2024, Evolve Transition Infrastructure GP LLC (the “General Partner”), the general partner of Evolve Transition Infrastructure LP (the “Partnership”), elected to exercise its right as the holder (together with its controlled affiliates) of more than 80% of the outstanding Common Units and pursuant to Section 15.1 of the Partnership’s Third Amended and Restated Agreement of Limited Partnership, as amended (the “Partnership Agreement”) to purchase all of the issued and outstanding common units representing limited partner interests in the Partnership (“Common Units”) not already owned by the General Partner or its controlled affiliates for a cash purchase price, determined pursuant to the contractual formula set forth in Section 15.1(b) of the Partnership Agreement, of $1.389285 per unit (the “Purchase Right”). As a result of the purchase, the General Partner and its affiliates will own, directly or indirectly 100% of the Partnership’s Common Units and there will no longer be a public market for the Common Units. Therefore, the Partnership intends to withdraw voluntarily its Common Units from listing on the New York Stock Exchange and from registration on the NYSE American under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to file a Form 25 with the Securities and Exchange Commission (the “SEC”) to withdraw voluntarily the Common Units from listing on the NYSE American and from registration on the NYSE American under Section 12(b) of the Exchange Act. The Partnership expects that the Common Units will continue to be listed through February 16, 2024 and will no longer be listed on February 19, 2024.
Item 7.01 Regulation FD Disclosure
On January 8, 2024, the Partnership issued a press release announcing that, on such date, the General Partner has elected to exercise the Purchase Right. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
The information under this Item 7.01 and in Exhibit 99.1 in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under this Item 7.01 and in Exhibit 99.1 in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated January 8, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLVE TRANSITION INFRASTRUCTURE LP
	By:	Evolve Transition Infrastructure GP LLC, its general partner

Date: January 8, 2024	By:	/s/ Charles C. Ward
Charles C. Ward
Interim Chief Executive Officer, Chief Financial Officer and Secretary